Exhibit 10.2

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND INDEMNITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND INDEMNITY AGREEMENT (this “Amendment”), dated as of July 23, 2021, is entered into by and among EFR 2018-2, LLC, a Delaware limited liability company (“Borrower”), each of the Lenders (as defined in the Loan Agreement) signatory hereto, and CREDIT SUISSE AG, NEW YORK BRANCH (“Credit Suisse”), as administrative, payment and collateral agent for the Secured Parties (as defined in the Loan Agreement) (in such capacities, “Agent”) and as Class A Managing Agent (as defined in the Loan Agreement).

RECITALS

WHEREAS, Borrower, Agent and Lenders entered into that certain Loan and Security Agreement, dated as of October 23, 2018 (as the same may be amended, modified or restated from time to time, being hereinafter referred to as the “Loan Agreement”);

WHEREAS, ENOVA INTERNATIONAL, INC., a Delaware corporation (“Indemnitor”), entered into that certain Indemnity Agreement dated as of October 23, 2018, in favor of Agent (as the same may be amended, modified or restated from time to time, being hereinafter referred to as the “Indemnity Agreement”);

WHEREAS, Borrower has requested that Agent and Lenders amend the Loan Agreement as set forth herein; and

WHEREAS, Agent and Lenders have agreed to such amendments upon the terms and conditions set forth in this Amendment (including, without limitation, the amendments to the Indemnity Agreement set forth herein).

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Article I

Definitions

Capitalized terms used in this Amendment are defined in the Loan Agreement unless otherwise stated.

ARTICLE II

Amendments

2.1.Effective as of the date hereof, the Loan Agreement is hereby amended to (a) delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~), (b) add the double-underlined text (indicated textually in the same manner as

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the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the amended Loan Agreement, along with those certain exhibits and schedules to the Loan Agreement, attached hereto as Exhibit A hereto and made a part hereof for all purposes, (c) replace Schedule F to the Loan Agreement with Exhibit B hereto, and (d) replace Exhibit G to the Loan Agreement with Exhibit C hereto.

2.2.Effective as of the date hereof, the Indemnity Agreement is hereby amended by

(a)	amending and restating Section 2(a)(vii) thereof in its entirety as follows:

“(vii)any Credit Party asserts any claim, defense, or offset against Agent or any Lender that such Person has waived or agreed not to assert;”; and

(b)	adding the following new clauses (viii) and (ix) to the end of Section 2(a):

“(viii)any failure of Parent, Borrower or any of their respective Affiliates to comply with Section 2.13 of the Loan Agreement;

(ix)any Regulatory Event related in any way to (1) the originating, holding, pledging, collecting, servicing or enforcing of any Bank Program Receivable originated with respect to an Account Debtor that is (or was, as of the relevant Origination Date) a resident of any of the Approved States with respect to Bank Program Receivables (as set forth on Schedule D of the Loan Agreement), or otherwise rendering any applicable Portfolio Document unenforceable or (2) the violation of any civil or criminal usury laws of any state where an applicable Account Debtor with respect to any Bank Program Receivable is or was a resident; and”

Article iII

Conditions Precedent

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)Agent shall have received this Amendment duly executed by Borrower and Indemnitor.

(b)Agent shall have received a report of UCC financing statement, tax and judgment lien searches performed with respect to Borrower, Indemnitor, Parent and Originator in each jurisdiction determined by Agent in its sole discretion, and such report shall show no Liens on the Collateral (other than Permitted Liens).

(c)Agent shall have received (i) the Charter and Good Standing Documents of Borrower and Indemnitor, all in form and substance acceptable to Agent in its reasonable discretion, and (ii) a certificate of the secretary or assistant secretary of each of Borrower

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and Indemnitor in his or her capacity as such and not in his or her individual capacity dated the First Amendment Effective Date, as to the incumbency and signature of the Persons executing the Loan Documents on behalf of such Person in form and substance acceptable to Agent in its sole discretion.

(d)Agent shall have received the written legal opinions of Borrower’s outside legal counsel including Investment Company Act, enforceability, authority and other closing matters, and a bringdown legal opinion including covered fund matters under the Volcker Rule, all in form and substance satisfactory to Agent and its counsel.

(e)Borrower shall have paid to Agent all fees, costs and expenses owed to or incurred by Agent and Lenders arising in connection with the Loan Documents or this Amendment (subject to an aggregate cap of $25,000 for the legal fees of counsel to the Class B Managing Agent and Class B Lenders), including, without limitation, the First Amendment Class A Commitment Fee and the First Amendment Class B Commitment Fee.

(f)All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

Article Iv

No Waiver

4.1. No Waiver.

(a)Nothing contained in this Amendment or any other communication between Agent, Lenders and Borrower shall be a waiver of any past, present or future violation, Early Wind-Down Trigger Event, Default Event of Default of Borrower under the Loan Agreement or any Loan Document.  Agent and Lenders hereby expressly reserve any rights, privileges and remedies under the Loan Agreement and each Loan Document that Agent or Lenders may have with respect to any violation, Early Wind-Down Trigger Event, Default or Event of Default, and any failure by Agent or any Lender to exercise any right, privilege or remedy as a result of any such violation, Early Wind-Down Trigger Event, Default or Event of Default shall not directly or indirectly in any way whatsoever either (x) impair, prejudice or otherwise adversely affect the rights of Agent or any Lender, except as and to the extent set forth herein, at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any Loan Document, (y) amend or alter any provision of the Loan Agreement or any Loan Document or any other contract or instrument, or (z) constitute any course of dealing or other basis for altering any obligation of Borrower or Indemnitor or any rights, privilege or remedy of Agent or any Lender under the Loan Agreement or any Loan Document or any other contract or instrument.  Nothing in this Amendment shall be construed to be a consent by Agent or any Lender to any prior, existing or future violations of the Loan Agreement or any Loan Document.

(b)Borrower and Indemnitor are each hereby notified that irrespective of (i) any waivers or consents previously granted by Agent and Lenders regarding the Loan Agreement and the Loan Documents, (ii) any previous failures or delays of Agent or any Lender in exercising any

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right, power or privilege under the Loan Agreement or the Loan Documents, or (iii) any previous failures or delays of Agent or any Lender in the monitoring or in the requiring of compliance by Borrower or Indemnitor with its respective duties, obligations, and agreements in the Loan Agreement and the Loan Documents, Borrower and Indemnitor will each be expected to comply strictly with their duties, obligations and agreements under the Loan Agreement and the Loan Documents.

(c)Without limiting the generality of the foregoing, neither Borrower nor Indemnitor will assert, claim or contend that any prior action or course of conduct by any or all of Agent and Lenders constitutes an agreement, obligation or cause of declining to continue such action or course of conduct in the future.  Borrower and Indemnitor each hereby acknowledges and agrees that Agent and Lenders have not given any assurances or commitments with respect to any additional or future forbearance, waiver or accommodation of any kind upon the occurrence of any Early Wind-Down Trigger Event, Default or Event of Default, and the Borrower agrees that neither Agent nor Lenders have any obligation to forbear or waive any Early Wind-Down Trigger Event, Default or Event of Default.

Article v

Ratifications, Representations and Warranties

5.1.Ratifications.

(a)The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents; provided, however, that, except as expressly modified and superseded by this Amendment, (i) Borrower and Indemnitor each hereby ratifies, confirms, assumes and agrees to be bound by all statements, covenants and agreements set forth in this Amendment and the other Loan Documents and (ii) Borrower and Indemnitor each reaffirms, restates and incorporates by reference all of the covenants and agreements made in the Loan Documents as if the same were made as of the date hereof.

(b)Borrower, Indemnitor and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Borrower and Indemnitor each agrees (i) that this Amendment is not intended to constitute, and does not constitute or give rise to, and shall not cause any novation, cancellation or extinguishment of any or all of the Obligations or of any interests owned or held by Agent (and not previously released) in and to any of the Collateral, and (ii) to pay the Loan and all related expenses, as and when due and payable in accordance with the Loan Agreement and the other Loan Documents (as amended hereby), and to observe and perform the Obligations, and do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default.

(c)Borrower hereby confirms or reaffirms the prior granting to Agent of a continuing first priority lien and security interest in and to all of the Collateral, whether now existing or hereafter acquired.

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5.2.Estoppel.  The Loan constitutes valuable consideration to Borrower.  This Amendment, the Loan Agreement, and the other Loan Documents, and the Loan modifications and transactions provided for or contemplated hereunder or thereunder, shall in no way adversely affect the Lien or perfection or priority of any Lien of Agent as of the date hereof in and to any Collateral, it being the intention of the parties that the transactions provided for or contemplated in this Amendment shall be effectuated without any interruption in the continuity of the value and consideration received by Borrower, and of the attachment, perfection, priority and continuation in favor of Agent in and to all Collateral and proceeds.

5.3.Representations and Warranties.

(a)Borrower has all requisite power and authority to execute this Amendment, as applicable, and to perform all of its obligations under this Amendment and the Loan Agreement, as amended hereby.  Indemnitor has all requisite power and authority to execute this Amendment, as applicable, and to perform all of its obligations under this Amendment and the Indemnity Agreement, as amended hereby. This Amendment has been duly executed and delivered by Borrower and Indemnitor, and this Amendment and the Loan Agreement and the Indemnity Agreement, each as amended hereby, constitute the legal, valid and binding obligations of such parties, enforceable in accordance with their respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether in a proceeding at law or in equity).

(b)The execution, delivery and performance by Borrower and Indemnitor of this Amendment have been duly authorized by all necessary action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any material provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower or Indemnitor, as applicable, or any governing document of Borrower or Indemnitor, as applicable, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or Indemnitor is a party or by which it or its properties may be bound.

(c)Before and after giving effect to this Amendment, all of the representations and warranties contained in the Loan Documents are accurate in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties made as of a specific date).

(d)No Default or Event of Default has occurred and is continuing under the Loan Documents, unless such Default or Event of Default has been specifically waived in writing by Agent.

(e)Borrower and Indemnitor are each in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

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(f)Except as disclosed to Agent, neither Borrower nor Indemnitor has amended its organizational documents since the date of the Loan Agreement.

Article vi

Miscellaneous Provisions

6.1.Survival of Representations and Warranties.  All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and each Lender to rely upon them.

6.2.Reference to Loan Agreement and Indemnity Agreement.  Each of the Loan Agreement and the other Loan Documents, and any and all other documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement or the Indemnity Agreement, each as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement or the Indemnity Agreement shall mean a reference to the Loan Agreement or the Indemnity Agreement, each as amended hereby.

6.3.Expenses.  As provided in the Loan Agreement, Borrower agrees to pay all costs and expenses incurred by Agent, any other Secured Party, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of legal counsel, and all costs and expenses incurred by Agent, any other Secured Party, or its Affiliates, in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the reasonable costs and fees of legal counsel.

6.4.Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

6.5.Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and Indemnitor and their respective successors and assigns, except that neither Borrower nor Indemnitor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

6.6.Counterparts.  This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This Amendment may be executed and delivered by telecopier, facsimile transmission or Electronic Transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.  Delivery of an executed signature page of this Amendment by telecopier, facsimile

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transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

6.7.Bankruptcy Petition.  The provisions of Section 12.19 of the Loan Agreement are hereby incorporated into this Amendment as if set out in full herein mutatis mutandis.

6.8.Headings.  The headings, captions, and arrangements used in this Amendment are intended for convenience and reference only and shall not affect the interpretation of this Amendment.

6.9.Governing Law.  THE PROVISIONS CONTAINED IN SECTION 12.1 (GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS; VENUE) OF THE LOAN AGREEMENT ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6.10.Final Agreement.  THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY Borrower, INDEMNITOR AND AGENT.

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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above‑written.

BORROWER:

EFR 2018-2, LLC,

a Delaware limited liability company

By:
Name:Steven Cunningham
Title: Chief Financial Officer

INDEMNITOR:

ENOVA INTERNATIONAL, INC.,

a Delaware corporation

By:
Name:Steven Cunningham
Title: Chief Financial Officer

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AGENT AND CLASS A MANAGING AGENT:

CREDIT SUISSE AG, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

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CLASS A LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

By:
Name:
Title:

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CLASS A CONDUIT LENDER:

GIFS CAPITAL COMPANY, LLC

By:
Name:
Title:

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CLASS B MANAGING AGENT:

NEWPORT FUNDING, LLC

By:
Name:
Title:

CLASS B LENDER:

HUDSON COVE CREDIT OPPORTUNITY MASTER FUND, L.P.

By:
Name:
Title:

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Exhibit 10.2

Amended Loan Agreement

(See attached)

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Exhibit 10.2

Schedule F to Loan Agreement

(See attached)

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Exhibit 10.2

Exhibit G to Loan Agreement

(See attached)

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